                                                                   EXHIBIT I



            Each Note that is issued with original issue discount within the meaning of Section 1273(a) of the Internal Revenue Code of 1986, as amended, shall bear the following legend on the face thereof:

      THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT WITHIN THE MEANING OF
      SECTION 1273(a) OF THE INTERNAL REVENUE CODE OF 1986.  THE ISSUE PRICE IS
      $[   ] FOR EACH $1,000 OF STATED PRINCIPAL AMOUNT.  THE ORIGINAL ISSUE
      DISCOUNT IS $[        ] FOR EACH $1,000 OF STATED PRINCIPAL AMOUNT.  THE
      ISSUE DATE IS [       ], 1996.  THE YIELD TO MATURITY IS [     ]%
      COMPOUNDED QUARTERLY.

                             [FORM OF SENIOR NOTE]



                          ADVANCED RADIO TELECOM CORP.

                         SENIOR SECURED PROMISSORY NOTE


                                                            New York, New York

$__________                                                   October [], 1996


            FOR VALUE RECEIVED, Advanced Radio Telecom Corp., a Delaware corporation (the "Company") promises to pay to the order of
("Payee"), on October [  ], 1998, the principal amount of
Dollars ($          ).

            The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Senior Secured Credit Agreement dated as of October [ ], 1996, as the same may at any time be amended, modified or supplemented and in effect (the "Credit Agreement") between the Company, the Guarantors named therein, the Lenders named therein,
and [         ], as Agent.

            The Company may, other than upon any prepayment, repayment, repurchase pursuant to Section 2.4A(iv) of the Credit Agreement or maturity of the Senior Loan, pay all or a portion of the interest payable on any interest payment date by issuance of additional Notes (valued at 100% of the face amount thereof) in an aggregate principal amount equal to the amount of such interest then owing. Accrued interest payable on prepayment, repayment, repurchase pursuant to Section 2.4A(iv) of the Credit Agreement or maturity of the Senior Loan shall be paid solely in cash.

            This Note is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Senior Loan evidenced hereby was made and is to be repaid. This Note is also entitled to the benefits of the Security Agreement and the Guarantees. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

            All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds to
Payee at the [       ] located at

[           ], or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Each of Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

            Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

            This Note is subject to mandatory prepayment as provided in subsection 2.4A(ii) of the Credit Agreement and prepayment at the option of the Company as provided in subsection 2.4A(i) of the Credit Agreement.

            The obligations of the Company under this Note are guaranteed, on a senior basis, by the Guarantors as provided in Section 9 of the Credit Agreement. Attached hereto are endorsements of the Guarantors evidencing the Guarantees.

            THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

            Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

            The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

            No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

            The Company promises to pay all reasonable costs and expenses, including all reasonable attorneys' fees, all as provided in Section 10.3 of the Credit Agreement, actually incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

            IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officers, as of the day and year and at the place first above written.


                                    ADVANCED RADIO TELECOM CORP.



                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:



                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                             TRANSACTIONS ON NOTE



                  Amount of               Outstanding
                  Principal               Principal
                  Paid                    Balance                 Notation
Date              This Date               This Date               Made By
----              ---------               -----------             --------

                     OPTION OF HOLDER TO ELECT PURCHASE

            If you wish to elect to have this Note purchased by the Borrower pursuant to Section 2.4A(iv) of the Credit Agreement (which relates to a Change of Control), check the box: / /

            If you wish to elect to have only part of this Note purchased by the Borrower pursuant to Section 2.4A(iv) of the Credit Agreement, state the amount:
$[     ]



Date:                           Your Signature:
        ----------------------                   -------------------------------
                                                 (Sign exactly as
                                                  your name appears
                                                  on the other side
                                                  of this Note)


Signature Guarantee:
                     -----------------------------------------------------------

                    [GUARANTEE ENDORSEMENTS TO BE ATTACHED]